UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 19, 2013

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3550 John Hopkins Court San Diego, CA	92121
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (858) 431-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 19, 2013, Verenium Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BASF Corporation, a Delaware corporation (“Parent”), and Pastinaca Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”). The boards of directors of the Company and Parent have each approved the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) no later than September 30, 2013 to acquire all of the outstanding shares of common stock of the Company, $0.001 par value per share (the “Shares”), at a purchase price of $4.00 per Share in cash (the “Offer Price”), without interest, subject to any required withholding of taxes.

The obligation of Purchaser to purchase Shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including that there shall have been validly tendered and not validly withdrawn Shares that represent one more than 50% of the total number of Shares outstanding at the time of the expiration of the Offer, including Shares underlying options and warrants for which notices of exercise are received prior to the expiration of the Tender Offer for which shares have not yet been issued (the “Minimum Condition”). The consummation of the Offer is not subject to any financing condition.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”), the Shares not purchased pursuant to the Offer (other than shares held by the Company, Parent, Purchaser, any subsidiary of Parent or by stockholders of the Company who have perfected their statutory rights of appraisal under Delaware law) will each be converted into the right to receive an amount in cash equal to the Offer Price, without interest, and subject to any required withholding of taxes.

At the time Purchaser accepts, for the first time, for payment and pays for such number of Shares validly tendered and not properly withdrawn as satisfies the Minimum Condition (the “Purchase Time”), each (i) unexpired and unexercised Option that is unvested as of the Purchase Time (each an “Unvested Option”) (other than Unvested Options held by non-employee optionholders) shall be converted into a substitute award to acquire cash consideration in an amount equal to (A) the total number of Shares subject to such Unvested Option multiplied by (B) the difference, if positive, obtained by subtracting (x) the exercise price payable per Share under such Unvested Option from (y) the Merger Consideration (each, a “Substitute Award”), and, each such Substitute Award so issued and then held by an employee whose service relationship with the Company had not terminated prior to the Purchase Time shall become fully vested on the third (3rd) business day after the Purchase Time, provided that such employee has not voluntarily terminated service prior to such day, and (ii) each Option that is held by a non-employee optionholder (whether or not such Option is vested) and, without duplication, each Option that is vested, exercisable and outstanding at or immediately prior to the Purchase Time, including an Option that becomes vested pursuant to its terms or the terms of any agreement between the holder thereof and the Company (each a “Vested Option”), shall be cancelled immediately following the Effective Time and thereupon converted into the right to receive a cash amount equal to (A) the total number of Shares subject to such Vested Option multiplied by (B) the excess, if any, of (x) the Offer Price over (y) the exercise price payable per share under such Vested Option (the “Vested Option Consideration”).

Pursuant to the Merger Agreement, the Company shall assume certain warrants and issue a replacement warrant to each holder thereof providing that such replacement warrant shall be exercisable for an amount in cash equal to (i) the total number of Shares subject to such warrant multiplied by (ii) the excess, if any, of (A) the Offer Price over (B) the exercise price payable per share under such warrant. All other warrants shall either be exercised prior to the consummation of the Merger or cancelled at the Effective Time in accordance with their terms.

Following the completion of the Offer, if Parent and Purchaser have satisfied the conditions to the consummation of the Merger set forth in the Merger Agreement, the Merger will become effective on the date on which the Purchase Time occurs in accordance with and subject to the Delaware General Corporation Law.

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the termination of the Merger Agreement and the Effective Time, the

Company has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement. The Company has also agreed not to solicit or initiate discussions with any third party regarding acquisition proposals.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Purchaser. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to an unsolicited superior offer, the Company will be required to pay a $2,100,000 million fee (equal to approximately 3.4% of the equity value of the transaction) (the “Termination Fee”). A superior offer is a bona fide takeover proposal pursuant to which a third party would acquire 80% or more of the assets or any class of equity securities of the Company on terms that the board of directors of the Company determines in its good faith judgment (after consultation with its financial advisors and outside legal counsel) to be more favorable to the Company’s stockholders from a financial point of view than the terms of the Offer and the Merger and is reasonably capable of being completed on the terms proposed taking into account relevant factors (including the ability of such third party to consummate the transactions contemplated by such proposal, availability of financing and the expectation of obtaining required approvals). Any such termination of the Merger Agreement by the Company is subject to certain conditions, including (i) the Company’s compliance with certain procedures set forth in the Merger Agreement, (ii) a determination by the board of directors of the Company in good faith, after consulting with outside legal counsel, that the failure to take such actions would reasonably constitute a breach of their fiduciary duties to stockholders under Delaware law, (iii) payment of the Termination Fee by the Company and (iv) the concurrent execution of a definitive agreement by the Company with such third party.

Tender and Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, on September 19, 2013, the executive officers, officers and directors of the Company and certain stockholders affiliated with our directors each entered into tender and support agreements (the “Tender and Support Agreements”) with Parent and Purchaser, pursuant to which each such executive officer, officer, director and stockholders affiliated with our directors agreed, among other things, to tender his, her or its Shares pursuant to the Offer and, if necessary, vote his, her or its Shares in favor of each of the actions contemplated by the Merger Agreement and any action in furtherance of any of the foregoing. As of September 19, 2013, approximately 2.6% of the outstanding Shares are subject to the Tender and Support Agreements. The Tender and Support Agreements terminate in the event the Merger Agreement is terminated.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Substitute Award Agreements

Concurrently with the execution and delivery of the Merger Agreement, on September 19, 2013, certain executive officers of the Company entered into substitute award agreements (the “Substitute Award Agreements”) with the Company and Parent, pursuant to which each executive officer agreed, among other things, that the Vested Options held by such executive officer will not be cancelled in exchange for the Vested Option Consideration until the third (3rd) business day after the Purchase Time, provided that such executive officer has not voluntarily terminated service prior to such day.

Additional Information

The foregoing descriptions of the Merger Agreement, the Tender and Support Agreements and the Substitute Award Agreements are not complete and are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference, the form of Tender and Support Agreement, which is attached as Exhibit 2.2 to this report and incorporated herein by reference and the form of Substitute Award Agreement, which is attached as Exhibit 2.3 to this report and incorporated herein by reference.

The Merger Agreement, the Tender and Support Agreements and the Substitute Award Agreements, and the foregoing descriptions of each agreement, have been included to provide investors and stockholders with information regarding the terms of each agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in each agreement were made only as of specified dates for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in each agreement and discussed in the foregoing descriptions, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the Securities and Exchange Commission (the “SEC”). Investors are not third-party beneficiaries under the Merger Agreement, the Tender and Support Agreements or the Substitute Award Agreements. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Notice to Investors

The Offer has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell any Shares or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC. The offer to purchase Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by Purchaser and Parent, and the solicitation/recommendation statement will be filed with the SEC by the Company. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company at ir@verenium.com.

Note About Forward-Looking Statements

Statements in this report that relate to future results and events are forward-looking statements based on the Company’s current expectations regarding the tender offer and transactions contemplated by the Merger Agreement. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected, including the combined company’s position in the strategic enzyme growth market, the combined company’s anticipated future financial and operating performance and results and expectations regarding the market and demand for the combined company’s products and plans for development and expansion of the combined company’s products; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, the Company may not satisfy one or more closing conditions; that the Merger Agreement may be terminated; the impact of the current economic environment; and other risks that are described in the Company’s most recent Form 10-Q and Form 10-K. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this report. These forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to update these forward-looking statements except to the extent otherwise required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 19, 2013, by and among Verenium Corporation, BASF Corporation and Pastinaca Acquisition Inc.

2.2	Form of Tender and Support Agreement, dated as of September 19, 2013, by and among BASF Corporation, Pastinaca Acquisition Inc. and certain stockholders of Verenium Corporation.

2.3	Form of Substitute Award Agreement, dated as of September 19, 2013, by and among Verenium Corporation, BASF Corporation and the executive officers of Verenium Corporation.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Date: September 20, 2013	By:	/s/ Jeffrey Black
Jeffrey Black
Chief Financial Officer
(principal financial officer)

Exhibit Index

Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 19, 2013, by and among Verenium Corporation, BASF Corporation and Pastinaca Acquisition Inc.

2.2	Form of Tender and Support Agreement, dated as of September 19, 2013, by and among BASF Corporation, Pastinaca Acquisition Inc. and certain stockholders of Verenium Corporation.

2.3	Form of Substitute Award Agreement, dated as of September 19, 2013, by and among Verenium Corporation, BASF Corporation and the executive officers of Verenium Corporation.

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request.